Exhibit 10(a)82


















                              THE SOUTHERN COMPANY

                            PERFORMANCE SHARING PLAN









                            Effective January 1, 1997



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                              THE SOUTHERN COMPANY
                            PERFORMANCE SHARING PLAN

                                TABLE OF CONTENTS


ARTICLE I....................................................1


ARTICLE II...................................................2
         2.1 "Account".......................................2
         2.2 "Affiliated Employer"...........................2
         2.3 "Aggregate Account".............................2
         2.4 "Aggregation Group".............................3
         2.5 "Annual Addition"...............................3
         2.6 "Beneficiary"...................................3
         2.7 "Board of Directors"............................4
         2.8 "Break-in-Service Date".........................4
         2.9 "Code"..........................................4
         2.10 "Committee"....................................4
         2.11 "Company"......................................4
         2.12 "Compensation".................................5
         2.13 "Defined Benefit Plan Fraction"................5
         2.14 "Defined Contribution Plan Fraction"...........5
         2.15 "Determination Date"...........................6
         2.16 "Determination Year"...........................6
         2.17 "Distributee"..................................6
         2.18 "Direct Rollover"..............................6
         2.19 "Eligible Employee"............................6
         2.20 "Eligible Retirement Plan".....................7
         2.21 "Eligible Rollover Distribution"...............8
         2.22 "Employee".....................................8
         2.23 "Employer Contribution"........................8
         2.24 "Employing Company"............................8
         2.25 "Enrollment Date"..............................8
         2.26 "ERISA"........................................8
         2.27 "Forfeiture"...................................9
         2.28 "Highly Compensated Employee"..................9
         2.29 "Hour of Service"..............................9
         2.30 "Investment Fund"..............................9
         2.31 "Key Employee".................................9
         2.32 "Limitation Year"..............................9
         2.33 "Look-Back Year"...............................9
         2.34 "Non-Highly Compensated Employee".............10
         2.35 "Normal Retirement Date"......................10
         2.36 "One-Year Break in Service"...................10
         2.37 "Participant".................................10
         2.38 "Permissive Aggregation Group"................10
         2.39 "Plan"........................................10
         2.40 "Plan Year"...................................10
         2.41  "Present  Value  of  Accrued   Retirement
                  Income"...................................10
         2.42 "Required Aggregation Group"..................11
         2.43 "Super-Top-Heavy Group".......................11
         2.44 "Surviving Spouse"............................11
         2.45 "Suspense Account"............................11
         2.46 "Top-Heavy Group".............................11
         2.47 "Trust" or "Trust Fund".......................12
         2.48 "Trust Agreement".............................12
         2.49 "Trustee".....................................12
         2.50 "Valuation Date"..............................12
         2.51 "Year of Service".............................12


ARTICLE III.................................................14
         3.1 Eligibility Requirements.......................14
         3.2 Participation upon Reemployment................14
         3.3 No  Restoration  of Previously  Distributed
                  Benefits..................................14
         3.4 Loss of Eligible Employee Status...............15
         3.5 Military Leave.................................15


ARTICLE IV..................................................16
         4.1  Amount of Employer Contributions..............16
         4.2  Allocation of Employer Contributions..........16
         4.3  Reversion of Employer Contributions...........17
         4.4 Correction of Prior  Incorrect  Allocations
                  and Distributions.........................18


ARTICLE V...................................................19
         5.1 Section 415 Limitations........................19
         5.2  Correction of  Contributions  in Excess of
                  Section 415 Limits........................20
         5.3 Combination of Plans...........................20


ARTICLE VI..................................................22
         6.1 Investment Funds...............................22
         6.2 Investment of Contributions....................22
         6.3 Investment of Earnings.........................22
         6.4 Transfer of Assets between Funds...............22
         6.5 Change in Investment Direction.................22
         6.6 Section 404(c) Plan............................23


ARTICLE VII.................................................24
         7.1 Establishment of Account.......................24
         7.2 Valuation of Investment Funds..................24
         7.3 Rights in Investment Funds.....................24


ARTICLE VIII................................................25
         8.1 Vesting........................................25
         8.2 Forfeitures....................................25
         8.3 Deemed Cash-out and Deemed Buy-back............25
         8.4 Vesting after One-Year Break in Service........26


ARTICLE IX..................................................27
         9.1 Distribution upon Retirement...................27
         9.2 Distribution upon Disability...................27
         9.3 Distribution upon Death........................27
         9.4  Designation of Beneficiary in the Event of
                  Death.....................................28
         9.5 Distribution upon Termination of Employment....29
         9.6 Method of Payment..............................29
         9.7 Commencement of Benefits.......................30
         9.8 Transfer between Employing Companies...........31
         9.9 Distributions to Alternate Payees..............31
         9.10 Requirement for Direct Rollovers..............31
         9.11 Consent and Notice Requirements...............31
         9.12 Form of Payment...............................32


ARTICLE X...................................................33
         10.1 Membership of Committee.......................33
         10.2 Acceptance and Resignation....................33
         10.3 Transaction of Business.......................33
         10.4 Responsibilities in General...................33
         10.5 Committee as Named Fiduciary..................34
         10.6 Rules for Plan Administration.................34
         10.7 Employment of Agents..........................34
         10.8 Co-Fiduciaries................................34
         10.9 General Records...............................35
         10.10 Liability of the Committee...................35
         10.11    Reimbursement    of    Expenses    and
                  Compensation of Committee.................35
         10.12 Expenses of Plan and Trust Fund..............36
         10.13 Responsibility for Funding Policy............36
         10.14 Management of Assets.........................36
         10.15 Notice and Claims Procedures.................37
         10.16 Bonding......................................37
         10.17 Multiple Fiduciary Capacities................37
         10.18 Change in Administrative Procedures..........37


ARTICLE XI..................................................38
         11.1 Trustee.......................................38
         11.2 Voting of Other Investment Fund Shares........38
         11.3 Uninvested Amounts............................38
         11.4 Independent Accounting........................39


ARTICLE XII.................................................40
         12.1 Amendment of the Plan.........................40
         12.2 Termination of the Plan.......................40
         12.3 Merger or Consolidation of the Plan...........41


ARTICLE XIII................................................42
         13.1 Top-Heavy Plan Requirements...................42
         13.2 Determination of Top-Heavy Status.............42
         13.3  Minimum  Allocation  for  Top-Heavy  Plan
                  Years.....................................43
         13.4 Minimum Vesting...............................44
         13.5  Adjustments to Maximum Benefit Limits for
                  Top-Heavy Plans...........................44


ARTICLE XIV.................................................46
         14.1 Plan Not an Employment Contract...............46
         14.2 No Right of Assignment or Alienation..........46
         14.3 Payment to Minors and Others..................47
         14.4 Source of Benefits............................47
         14.5 Unclaimed Benefits............................47
         14.6 Governing Law.................................48



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                                    ARTICLE I


                                     PURPOSE

         The purpose of the Plan is to create added employee interest in the affairs of The Southern Company particularly with respect to its performance relative to peer companies, to supplement retirement and death benefits, and to create a competitive compensation program for employees through the establishment of a formal plan under which the Employing Companies shall contribute on behalf of eligible Participants. This Plan is intended to be a profit sharing plan, and all contributions made by an Employing Company to this Plan are expressly conditioned upon the qualification of the Plan under Code
Section 401(a) and the deductibility of such contributions under Code Section
404. The effective date of this Plan is January 1, 1997.

                                   ARTICLE II


                                   DEFINITIONS
2
         All references to articles, sections, subsections, and paragraphs shall be to articles, sections, subsections, and paragraphs of this Plan unless another reference is expressly set forth in this Plan. Any words used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural, and all words in the plural shall be read and construed in the singular in all cases where they would so apply.

         For purposes of this Plan, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

         2.1 "Account"shall mean the total amount credited to the account of a Participant, as described in Section 7.1.

         2.2 "Affiliated Employer" shall mean an Employing Company and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company, (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company, and (d) any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of applying the limitations of
Article V, the term Affiliated Employer shall be adjusted as required by Code
Section 415(h).

         2.3 "Aggregate Account" shall mean with respect to a Participant as of the Determination Date, the sum of the following:

                  (a) the Account balance of such Participant as of the most recent valuation occurring within a twelve-month period ending on the Determination Date;

                  (b) an adjustment for any contributions due as of the Determination Date;

                  (c) any Plan distributions, including unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), but not related rollovers or plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), made within the Plan Year that includes the Determination Date or within the four preceding Plan Years, including distributions made prior to January 1, 1984, and distributions made under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group;

                  (d) any Employee contributions, whether voluntary or mandatory;

                  (e) unrelated rollovers and plan-to-plan transfers to this Plan; and

                  (f) related rollovers and plan-to-plan transfers to this Plan.

         2.4 "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group.

         2.5 "Annual Addition" shall mean the amount allocated to a Participant's Account and accounts under all defined contribution plans maintained by the Affiliated Employers during a Limitation Year that constitutes

                           (a)      Affiliated Employer contributions,

                           (b)......voluntary participant contributions,

                           (c) Forfeitures, if any, allocated to a Participant's
                  Account or accounts under all defined contribution plans maintained by the Affiliated Employers, and

                           (d) amounts described in Sections 415(l)(1) and
                  419A(d)(2) of the Code.

         2.6 "Beneficiary" shall mean any person(s) who, or estate(s), trust(s), or organization(s) which, in accordance with the provisions of Section 9.4, become entitled to receive benefits upon the death of a Participant.

         2.7 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

         2.8 "Break-in-Service Date" means the earlier of:

                  (a) the date on which an Employee terminates employment, is discharged, retires, or dies; or

                  (b) the last day of an approved leave of absence including any extension.

         In the case of an individual who is absent from work for maternity or paternity reasons, such individual shall not incur a Break-in-Service Date earlier than the expiration of the second anniversary of the first date of such absence; provided, however, that the twelve-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Year of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         2.9 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.10 "Committee" shall mean the committee appointed pursuant to Section
10.1 to serve as plan administrator.

         2.11 "Company" shall mean Southern Company Services, Inc., and its successors.

         2.12 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to The Southern Company Employee Savings Plan and/or The Southern Company Flexible Benefits Plan on behalf of a Participant pursuant to a salary reduction arrangement under such plans. Compensation shall also include all awards under The Southern Company Performance Pay Plan, The Southern Company Productivity Improvement Plan, The Southern Company Executive Productivity Improvement Plan, and the Incentive Compensation Plan for Southern Energy, Inc., monthly shift and monthly seven-day schedule differentials, geographic premiums, monthly nuclear plant premiums, and monthly customer service premiums. Compensation shall exclude overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by the Affiliated Employer.

         The Compensation of each Participant taken into account for purposes of this Plan shall not exceed $150,000 (as adjusted pursuant to Code Section 401(a)(17)).

         2.13 "Defined Benefit Plan Fraction" shall mean the following fraction:

                  (numerator) Sum of the projected annual benefits of the Participant under all Affiliated Employer defined benefit plans (whether or not terminated) determined as of the close of the Plan Year.

                  (denominator) The lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect for the Plan Year under Code Sections 415(b)(1)(A) or 415(d), or (b) 1.4 multiplied by 100% of the Participant's average compensation for his highest three (3) consecutive Plan Years of participation as may be adjusted under Treasury Regulation Section 1.415-5.

         2.14 "Defined Contribution Plan Fraction" shall mean the following fraction:

                  (numerator) The sum of all Annual Additions to the account of the Participant as of the close of the Plan Year under all defined contribution plans maintained by the Affiliated Employers for the current and prior Limitation Years (whether or not terminated), including this Plan.

                  (denominator) The sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year in which the Participant has a Year of Service: (a) 1.25 multiplied by the dollar limitation in effect under Code
                  Section 415(c)(1)(A) for the Plan Year (determined without regard to Code Section 415(c)(6)), or (b) 1.4 multiplied by the amount that may be taken into account under Code Section 415(c)(1)(B) with respect to a Participant for the Plan Year.

         2.15 "Determination Date" shall mean with respect to a Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

         2.16     "Determination Year" shall mean the Plan Year being tested.

         2.17 "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         2.18 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.19 "Eligible Employee" shall mean an Employee who is employed by an Employing Company and who is classified by the Employing Company as a regular full-time, regular part-time, cooperative education employee, or temporary employee (which temporary employee was a participant in the pension plan of an Employing Company before July 1, 1991 (or July 1, 1990 for employees of Georgia Power Company)) who:

         (a) was actively employed on December 31, 1996 but who will not attain his fortieth (40th) birthday on or before January 1, 2002 or who was not a member of an eligible class of employees under a pension plan of an Employing Company on December 31, 1996 and has not previously participated in any such pension plan;

         (b) was actively employed on December 31, 1996 and properly elects to participate in this Plan pursuant to the procedures established under the Plan for making such election; or

         (c) was employed or reemployed on or after January 1, 1997 or who rescinded a waiver of participation in The Southern Company Pension Plan pursuant to Section 2.7 thereof on or after January 1, 1997 that was in effect on December 31, 1996.

"Eligible Employee" shall not include:

         (w) an Employee who is classified as such solely by reason of the "leased employee" rules of Code Section 414(n);

         (x) any Employee who is represented by a collective bargaining agent unless the representatives of his bargaining unit and the Employing Company mutually agree to participation in the Plan subject to its terms by members of his bargaining unit;

         (y) any individual or Employee who is classified by the Employing Company as an independent contractor regardless of whether such classification is in error; or

         (z) any individual or Employee who has voluntarily waived participation in the Plan for any reason, including any individual or Employee who has waived benefits upon employment by the Employing Company.

         2.20 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.21 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         2.22 "Employee" shall mean each individual who is employed by an Affiliated Employer under common law and each individual who is required to be treated as an employee pursuant to the "leased employee" rules of Code Section 414(n) other than a leased employee described in Code Section 414(n)(5).

         2.23 "Employer Contribution" shall mean a contribution made by an Employing Company pursuant to Section 4.1.

         2.24 "Employing Company" shall mean the Company and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of them. The Employing Companies are set forth on Appendix A to the Plan as updated from time to time. No such entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         2.25 "Enrollment Date" shall mean the day on which the Eligible Employee meets the requirements for participation in this Plan under Article III.

         2.26 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.27 "Forfeiture" shall mean that portion of a Participant's Account that is forfeitable as determined under the vesting schedule set forth in
Article VIII hereof. Forfeitures shall be applied against and proportionately reduce future Employer Contributions; provided, however, that any such Forfeitures shall not be so applied until the last day of the month immediately following the month in which occurs the termination of employment of a Participant with zero percent (0%) vesting.

         Therefore, a Forfeiture will only occur in the event of an occurrence described in the preceding sentence, and only then shall the nonvested portion of a Participant's Account be used to offset future Employer Contributions. Such offset shall take place as of the last day of the Plan Year in which the Forfeiture occurs.

         2.28 "Highly Compensated Employee" shall mean any Employee or former Employee (excluding any Employees who may be excluded pursuant to Code Section 414(q)(8)) who is treated as a highly compensated employee under Code Section 414(q) as determined under the applicable rulings and regulations thereunder.

         2.29 "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

         2.30 "Investment Fund" shall mean any one of the funds described in
Article VI which constitutes part of the Trust Fund.

         2.31 "Key Employee" shall mean any Employee or former Employee (and his Beneficiary) who is a key employee within the meaning of Code Section 416(i)(1).

         2.32 "Limitation Year" shall mean the Plan Year.

         2.33 "Look-Back Year" shall mean the Plan Year preceding the Determination Year.

         2.34 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

         2.35 "Normal Retirement Date" shall mean the later of a Participant's sixty-fifth (65th) birthday or the fifth anniversary of the Participant's date of initial participation in the Plan.

         2.36 "One-Year Break in Service" shall mean each twelve-consecutive-month period within the period commencing with an Employee's Break-in-Service Date and ending on the date the Employee is again credited with an Hour of Service.

         2.37 "Participant" shall mean (a) an Eligible Employee who has met the eligibility requirements for participation in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan and (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan.

         2.38 "Permissive Aggregation Group" shall mean a group of plans consisting of the Required Aggregation Group and, at the election of the Affiliated Employers, such other plan or plans not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) or 410.

         2.39 "Plan" shall mean The Southern Company Performance Sharing Plan as described herein or as from time to time amended.

         2.40 "Plan Year" shall mean the twelve-month period commencing January 1st and ending on the last day of December next following.

         2.41 "Present Value of Accrued Retirement Income" shall mean an amount determined solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is top heavy in accordance with Code Section 416.

         2.42 "Required Aggregation Group" shall mean those plans that are required to be aggregated as determined under this Section 2.42. In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet requirements of Code Section 401(a)(4) or 410 will be required to be aggregated.

         2.43 "Super-Top-Heavy Group" shall mean an Aggregation Group that would be a Top-Heavy Group if 90% were substituted for 60% in Section 2.46.

         2.44 "Surviving Spouse" shall mean the person to whom the Participant is married on the date of his death, if such spouse is then living, provided that the Participant and such spouse shall have been married throughout the one
(1) year period ending on the date of the Participant's death.

         2.45 "Suspense Account" shall mean the total forfeitable portion of all terminated or former Participants' Accounts which have not yet become available to offset future Employer Contributions. The Suspense Account shall represent the total of separate bookkeeping accounts established in the name of each terminated or former Participant to represent his forfeitable percentage. (This account shall be separate from the Code Section 415 suspense account referenced in Section 5.2 hereof.) The Suspense Account shall always share in earnings or losses of the Trust Fund and at the appropriate time shall be used to offset future Employer Contributions. Forfeitures shall only remain in the Suspense Account until such time as they become available to reduce future Employer Contributions in accordance with Sections 2.27 and 8.2 hereof.

         2.46 "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                  (a) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                  (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds 60% of a similar sum determined for all employees.

         2.47 "Trust" or "Trust Fund" shall mean the trust established pursuant to the Trust Agreement.

         2.48 "Trust Agreement" shall mean the trust agreement between the Company and the Trustee, as described in Article XI.

         2.49 "Trustee" shall mean the person or corporation designated as trustee under the Trust Agreement, including any successor or successors.

         2.50 "Valuation Date" shall mean each business day of the New York Stock Exchange.

         2.51 "Year of Service" shall mean a twelve-month period of employment as an Employee, including any fractions thereof. Calculation of the twelve-month periods shall commence with the Employee's first day of employment, which is the date on which an Employee first performs an Hour of Service, and shall terminate on his Break-in-Service Date. Thereafter, if he has more than one period of employment as an Employee, his Years of Service for any subsequent period shall commence with the Employee's reemployment date, which is the first date following a Break-in-Service Date on which the Employee performs an Hour of Service, and shall terminate on his next Break-in-Service Date. An Employee who has a Break-in-Service Date and resumes employment with the Affiliated Employers within twelve months of his Break-in-Service Date shall receive a fractional Year of Service for the period of such cessation of employment.

         For purposes of determining an Employee's eligibility to participate, all Years of Service with an Affiliated Company shall be counted. For purposes of determining an Employee's Years of Service for vesting credit, all Years of Service with an Affiliated Company shall be counted provided that such Years of Service are credited on or after the later of (i) January 1, 1997 or (ii) the Employee's date of hire.

         Notwithstanding anything in this Section 2.51 to the contrary, an Employee shall not receive credit for more than one Year of Service with respect to any twelve-consecutive-month period.

                                   ARTICLE III

                                  PARTICIPATION

3
         3.1 Eligibility Requirements. Each Eligible Employee who has completed one (1) Year of Service for eligibility purposes on or before January 1, 1997 shall become a Participant in the Plan on January 1, 1997. Each other Eligible Employee shall become a Participant in the Plan as of the Enrollment Date on which he has completed one (1) Year of Service. Each Eligible Employee shall direct the investment of his Account in accordance with Article VI and the procedures established by the Committee.

         3.2 Participation upon Reemployment. If an Employee terminates his employment with an Affiliated Employer and is subsequently reemployed as an Eligible Employee, he shall become a Participant in the Plan as of the date of his reemployment. Notwithstanding the foregoing, if such Eligible Employee did not have a vested right to any portion of his Account balance at the time of his termination from employment and at the time of his reemployment his consecutive One-Year Breaks in Service exceed the greater of five (5) or his aggregate Years of Service earned prior to his One-Year Break in Service, he shall be treated as a new Employee for eligibility purposes.

         3.3 No Restoration of Previously Distributed Benefits. A Participant who has terminated his employment with the Affiliated Employers at a time when he is 100% vested in his Account and has received a full distribution of his vested benefits pursuant to Section 9.5 hereof shall not be entitled to restore the amount of such distribution to his Account if he is reemployed and again becomes a Participant in the Plan. Notwithstanding the foregoing, a Participant who terminates employment at a time when he is zero percent (0%) vested in his Account and is deemed cashed-out of the Plan pursuant to Section 8.3 hereof, and who returns to the employ of an Affiliated Employer before incurring five (5) consecutive One-Year Breaks in Service shall be deemed to have bought back into the Plan and shall be entitled to a restoration of his benefits as provided under Section 8.3 hereof.

         3.4 Loss of Eligible Employee Status. If a Participant loses his status as an Eligible Employee, but remains an Employee, such Participant shall be ineligible to participate until the Enrollment Date coinciding with or next following the date such Employee again becomes an Eligible Employee.

         3.5 Military Leave. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS
4
         4.1 Amount of Employer Contributions. The Board of Directors, in its sole and absolute discretion, shall determine the amount of Employer Contributions, if any, that shall be made by each Employing Company on behalf of each Participant in its employ. The amount of Employer Contributions may be determined based upon the performance of The Southern Company for the Plan Year in question or by any other method determined by the Board of Directors that provides for a definitely determinable benefit. The amount of Employer Contributions shall be fixed by resolutions of the Board of Directors and communicated to each Employing Company prior to the date such contribution, if any, is required to be made. Contributions made pursuant to this Section 4.1 shall be paid to the Trustee no later than the time prescribed by law for filing the Federal income tax return of the Employing Company, including any extensions which have been granted for the filing of such tax return. The Employing Companies may make contributions to the Plan without regard to current or accumulated net profits for the taxable year ending with the Plan Year in question. Notwithstanding the foregoing, the Plan shall be operated in a manner so as to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

         4.2 Allocation of Employer Contributions. The amount of the Employer Contributions for a Plan Year shall be allocated as of the Valuation Date coincident with the close of the Plan Year for which such contributions are made. Notwithstanding the foregoing, such contributions shall not share in the earnings or losses of the Trust Fund until the amounts are actually contributed to the Trust Fund. Only those Participants who (i) are employed by an Employing Company as an Eligible Employee on the last day of the Plan Year or (ii) were employed by an Employing Company as an Eligible Employee during the Plan Year, but retired, became disabled or died as an Eligible Employee during the Plan Year shall be eligible to share in the allocation.

         Employer Contributions shall be allocated to each eligible Participant's Account in proportion to the ratio which his Compensation for such Plan Year bears to the Compensation of all Participants eligible to share in the allocation.

         4.3 Reversion of Employer Contributions. Employer Contributions computed in accordance with the provisions of this Plan shall revert to the Employing Company under the following circumstances:

         (a) Mistake. In the case of an Employing Company contribution which is made by reason of a mistake of fact, such contribution shall be returned to the Employing Company within one (1) year after the payment of the contribution.

         (b) Qualification. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any Employing Company contributions made incident to that initial qualification shall be returned to the Employing Company within one (1) year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employing Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Deductibility. If any Employing Company contribution is determined to be nondeductible under Section 404 of the Code, then such Employing Company contribution, to the extent that it is determined to be nondeductible, shall be returned to the Employing Company within one (1) year after the disallowance of the deduction.

         The amount which may be returned to the Employing Company under this
Section 4.3 is the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employing Company, but losses attributable thereto shall reduce the amount to be so returned. If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employing Company shall be limited so as to avoid such reduction.

         4.4 Correction of Prior Incorrect Allocations and Distributions. Notwithstanding any provisions contained herein to the contrary, in the event that, as of any Valuation Date, adjustments are required in any Participants' Account to correct any incorrect allocation of contributions or investment earnings or losses, or such other discrepancies in Account balances that may have occurred previously, the Employing Companies may make additional contributions to the Plan to be applied to correct such incorrect allocations or discrepancies. The additional contributions shall be allocated by the Committee to adjust such Participants' Accounts to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or discrepancies. The Committee shall also be authorized to take such other actions as it deems necessary to correct prior incorrect allocations or discrepancies in the Accounts of Participants under the Plan.

                                    ARTICLE V

                          LIMITATIONS ON CONTRIBUTIONS

5
         5.1      Section 415 Limitations.

                  (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of any Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1) twenty-five percent (25%) of the Participant's
                  compensation in the Limitation Year; or

                           (2) $30,000 (as adjusted pursuant to Code Section
                  415(d)(1)(C)).

                  (b) If a Participant is also a participant in any Affiliated Employer's defined benefit plan, then in addition to the limitations in
         (a) above, the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 for any Limitation Year.

                  (c) For purposes of this Section 5.1, wherever the term "compensation" is used, such term shall mean all amounts paid or made available to an Employee which are treated as compensation from an Affiliated Employer under Treasury Regulation Section 1.415-2(d)(2) and which are not excluded from compensation under Treasury Regulation
         Section 1.415-2(d)(3).

                  (d) If the Participant was a participant in one or more defined benefit plans maintained by the Affiliated Employers which were in existence on July 1, 1982, the denominator of the Defined Benefit Plan Fraction shall not be less than 1.25% of the sum of the annual benefits under such plans which the Participant had accrued as of the later of September 30, 1983 or the end of the last Limitation Year beginning before January 1, 1983. The preceding sentence applies only if the defined benefit plans individually, and in the aggregate, satisfy the requirements of Code Section 415 as in effect at the end of the 1982 Limitation Year.

         5.2 Correction of Contributions in Excess of Section 415 Limits. If the Annual Additions for a Participant exceed the limits of Section 5.1 as a result of the allocation of Forfeitures, if any, a reasonable error in estimating a Participant's annual compensation for purposes of the Plan or under other limited facts and circumstances that the Commissioner of the Treasury finds justify the availability of the rules set forth in this Section 5.2, the excess amounts shall not be deemed Annual Additions if corrected by forfeiture of that portion, or all, of the Employer Contributions (as adjusted for income and loss) and any Forfeitures of Employer Contributions that were allocated to the Participant's Account, if any, (as adjusted for income and loss), as is necessary to ensure compliance with Section 5.1.

         Any amounts forfeited under this Section 5.2 shall be held in a suspense account (which shall be separate from that Suspense Account defined in Section 2.45 hereof) and shall be applied, subject to Section 5.1, toward funding the Employer Contributions for the next succeeding Plan Year. Such application shall be made prior to any Employing Company contributions that would constitute Annual Additions. No income or investment gains and losses shall be allocated to the suspense account provided for under this Section 5.2. If any amount remains in a suspense account provided for under this Section 5.2 upon termination of this Plan, such amount will revert to the Employing Companies notwithstanding any other provision of this Plan.

         5.3 Combination of Plans. Notwithstanding any provisions contained herein to the contrary, in the event that a Participant participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction with respect to a Participant exceeds the limitations contained in Section 5.1(b), corrective adjustments (a) for an Employee shall not be made under this Plan until made under such other defined benefit plan but (b) for an Employee whose distribution of benefit payments has commenced under such other defined benefit plan shall be made under The Southern Company Employee Stock Ownership Plan ("ESOP") and then, to the extent necessary, under this Plan and then, to the extent necessary, under such other defined benefit plan and then, to the extent necessary, under The Southern Company Employee Savings Plan ("ESP"). If an Employee participates in more than one defined contribution plan maintained by an Affiliated Employer and his Annual Additions exceed the limitations of Section 5.1(a), corrective adjustments shall be made first under the ESP and then, to the extent necessary, under this Plan and then, to the extent necessary, under the ESOP.

                                   ARTICLE VI

                           INVESTMENT OF CONTRIBUTIONS

6
         6.1 Investment Funds. Employer Contributions which are paid to the Trustee shall be added to such one or more of the Investment Funds constituting part of the Trust Fund and in such proportions and amounts as may be determined in accordance with this Article VI. The Investment Funds shall be selected from time to time by the Pension Fund Investment Review Committee of the Southern Company System.

         6.2 Investment of Contributions. Each Participant shall direct, upon his initial participation in the Plan and at such other times as may be directed by the Committee, that his Account be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments. If a Participant fails to make an investment direction upon his initial participation in the Plan, such Participant's Account shall be invested in accordance with procedures established by the Committee.

         6.3 Investment of Earnings. Interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be invested in such Investment Fund.

         6.4 Transfer of Assets between Funds. A Participant may direct in accordance with the provisions of this Section 6.4 and such procedures established by the Committee that all of his interest in an Investment Fund or Funds attributable to amounts in his Account or any portion of such amount (expressed in number of shares, whole dollar amounts, or one-percent (1%) increments) to the credit of his Account be transferred and invested by the Trustee as of such date in any other Investment Fund as designated by the Participant. Such direction shall be effective as soon as practicable after it is made.

         6.5 Change in Investment Direction. Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction as to the future contributions and allocations to his Account in accordance with the procedures established by the Committee, and such direction shall be effective as soon as practicable after it is made.

         6.6 Section 404(c) Plan. This Plan is intended to be a plan described in ERISA Section 404(c) and shall be interpreted in accordance with Department of Labor Regulations Section 1.404c-1, which is incorporated herein by this reference. The Committee shall take such actions as it deems necessary or appropriate in its discretion to cause the Plan to comply with such requirements, including, but not limited to, providing Participants with the right to request and receive written confirmation of their investment instructions.

                                   ARTICLE VII


               MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS

7
         7.1 Establishment of Account. An Account shall be established for each Participant to reflect his allocable share of Employer Contributions and the earnings and/or losses thereon. Each Participant will be furnished a statement of his Account at least annually and upon any distribution.

         7.2 Valuation of Investment Funds. A Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued. Such credits or charges to a Participant's Account shall be made in such proportions and by such method or formula as shall be deemed by the Committee to be necessary or appropriate to account for each Participant's proportionate beneficial interest in the Trust Fund in respect of his interest in each Investment Fund. Investments of each Investment Fund shall be valued at their fair market values as of each Valuation Date as determined by the Trustee, and such valuation shall conclusively establish such value.

         7.3 Rights in Investment Funds. Nothing contained in this Article VII shall be deemed to give any Participant any interest in any specific property in any Investment Fund or any interest, other than the right to receive payments or distributions in accordance with the Plan.

                                  ARTICLE VIII

                             VESTING AND FORFEITURES

         8 8.1 Vesting. The amount to the credit of a Participant's Account shall become fully vested and nonforfeitable upon the earlier of:

         (a) the date the Participant completes five (5) Years of Service for vesting purposes; or

         (b)      the date the Participant reaches his Normal Retirement Date.

         8.2 Forfeitures. That portion of the Account to which the Participant is not entitled shall be credited to the Suspense Account (which will always share in earnings or losses of the Trust) and at such time as the amount becomes available as a Forfeiture shall be applied to reduce the next ensuing Employer Contribution.

         8.3 Deemed Cash-out and Deemed Buy-back. Any Participant who terminates employment for any reason at a time when he is zero percent (0%) vested in his Account shall be deemed cashed out of the Plan as of the last day of the month immediately following the month in which occurs his termination of employment. If the terminated Participant returns to the employ of an Affiliated Employer before incurring five (5) consecutive One-Year Breaks in Service, he shall be entitled to a restoration of his benefits under the Plan in an amount not less than that amount determined as of the last day of the month immediately following the month in which occurs his termination of employment, unadjusted by any subsequent gains or losses. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employer Contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

         8.4      Vesting after One-Year Break in Service.

         (a) A terminated Participant who is reemployed after incurring a One-Year Break in Service shall be entitled to receive credit for vesting purposes for Years of Service earned prior to the One-Year Break in Service subject to the following rules:

                  (1) If he had a vested right to all or a portion of his Account balance derived from Employer Contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service upon his date of reemployment.

                  (2) If he did not have a vested right to all or any portion of his Account balance derived from Employer Contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service provided his number of consecutive One-Year Breaks in Service is less than the greater of five (5) or his aggregate Years of Service earned before his One-Year Break in Service.

         (b) No Years of Service earned after five (5) consecutive One-Year Breaks in Service shall be taken into account in determining a Participant's nonforfeitable percentage in his Account balance attributable to Employer Contributions that were made prior to such five-year period.

                                   ARTICLE IX

                          DISTRIBUTION TO PARTICIPANTS


         9.1 Distribution upon Retirement. When a Participant attains his Normal Retirement Date as an Employee, the full value of his Account shall become nonforfeitable. If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement pursuant to the defined benefit pension plan of an Affiliated Employer, the entire balance credited to his Account shall be payable to him in such method as elected under Section 9.6 hereof, at such time as requested by the Participant subject to Section 9.7 hereof, and in accordance with the procedures established by the Committee.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $3,500 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash out any Participant whose Account balance exceeds $3,500 without the written consent of the Participant.

         9.2 Distribution upon Disability. If a Participant's employment with the Affiliated Employers is terminated prior to his Normal Retirement Date by reason of his total and permanent disability, as determined by the Social Security Administration and evidenced in a writing provided to the Committee, such disabled Participant shall be entitled to receive the vested balance credited to his Account in a single lump sum in cash, at such time as requested by the Participant or such legal representative subject to Section 9.7 hereof, and in accordance with the procedures established by the Committee.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant or his legal representative if the balance of such Participant's Account does not exceed $3,500 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash out any Participant whose Account balance exceeds $3,500 without the written consent of Participant.

         9.3 Distribution upon Death. If a Participant's employment with the Affiliated Employers is terminated by reason of death, the vested balance credited to the Participant's Account shall be distributed as soon as practicable to the Participant's surviving Beneficiary or Beneficiaries in a single lump sum in cash.

         9.4 Designation of Beneficiary in the Event of Death. A Participant may designate a Beneficiary or Beneficiaries (who may be designated contingently) to receive all or part of the amount credited to his Account in case of his death before his receipt of all of his benefits under the Plan, provided that the Beneficiary of a married Participant shall be the Participant's Surviving Spouse, unless such Surviving Spouse shall consent in a writing witnessed by a notary public, which writing acknowledges the effect of the Participant's designation of a Beneficiary other than such Surviving Spouse. However, if such Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because the Surviving Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a designation by such Participant without the consent of the Surviving Spouse shall be valid.

         Any consent necessary under this Section 9.4 shall be valid and effective only with respect to the Surviving Spouse who signs the consent or, in the event of a deemed consent, only with respect to a designated Surviving Spouse.

         A designation of Beneficiary may be revoked by the Participant without the consent of any Beneficiary (or the Participant's Surviving Spouse) at any time before the commencement of the distribution of benefits. A Beneficiary designation or change or revocation of a Beneficiary designation shall be made in accordance with the procedures established by the Committee.

         If no designated Beneficiary shall be living at the death of the Participant and/or such Participant's Beneficiary designation is not valid and enforceable under applicable law or the procedures of the Committee, such Participant's Beneficiary or Beneficiaries shall be the person or persons in the first of the following classes of successive preference, if then living:

                  (a)      the Participant's spouse on the date of his death,

                  (b)      the Participant's children, equally,

                  (c)      the Participant's parents, equally,

                  (d)      the Participant's brothers and sisters, equally, or

                  (e)      the Participant's executors or administrators.

Payment to such one or more persons shall completely discharge the Plan and the Trustee with respect to the amount so paid.

         9.5 Distribution upon Termination of Employment. If a Participant's employment with the Affiliated Employers is terminated for any reason other than in accordance with Sections 9.1, 9.2, and 9.3, and the Participant has completed five (5) Years of Service for vesting purposes, the balance to the credit of the Participant's Account shall be payable to him in a single lump sum distribution in cash, at such time requested by the Participant subject to Section 9.7 hereof, and in accordance with procedures established by the Committee.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $3,500 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash out any Participant whose Account balance exceeds $3,500 without the written consent of the Participant.

         9.6 Method of Payment Upon Retirement. A Participant separating from service with the Affiliated Employers pursuant to Section 9.1 shall elect a form of benefit payment and a time for commencement of distribution of any benefits under the Plan as provided hereinafter. The Participant shall select one of the following alternative forms of distribution of the Participant's Account:

                  (a)      A single lump sum distribution in cash; or

                  (b) Annual installments in cash not to exceed twenty (20), as selected by the Participant, or the Participant's life expectancy. The amount of cash in each installment shall be equal to the proportionate value as of each Valuation Date immediately preceding payment of the balance then to the credit of the Participant in his Account determined by dividing the amount credited to his Account as of such Valuation Date by the number of payments remaining to be made.

         If a Participant who is receiving installment payments in accordance with paragraph (b) above shall establish to the satisfaction of the Committee, in accordance with principles and procedures established by the Committee which are applicable to all persons similarly situated, that a financial emergency exists in his affairs, such as illness or accident to the Participant or a member of his immediate family or other similar contingency, the Committee may, for the purpose of alleviating such emergency, accelerate the time of payment of some or all of the remaining installments. If a Participant dies before receiving all of the amount to the credit of his Account in accordance with paragraph (b) above, the amount remaining to the credit of his Account at his death shall be distributed to his Beneficiary as soon as practicable in accordance with Section 9.4.

         9.7      Commencement of Benefits.

                  (a) Notwithstanding any other provision of the Plan, and except as further provided in Section 9.7(b) below, if the Participant does not elect to defer commencement of his benefit payments, the payment of his benefits shall begin at the Participant's election no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                           (1) the Participant attains the earlier of age
                  sixty-five (65) or his Normal Retirement Date,

                           (2) the Participant's tenth (10th) anniversary of
                  participation under the Plan, or

                           (3) the Participant's separation from service with
                  the Affiliated Employers.

                  (b) In no event shall the distribution of amounts in a Participant's Account commence later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Affiliated Employers, in accordance with regulations prescribed by the Secretary of the Treasury. Notwithstanding the foregoing, the payment of benefits to a Participant who is more than a five-percent (5%) owner of The Southern Company or any Affiliated Employer (as determined pursuant to Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall begin not later than April 1, of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of the Participant's termination from employment.

         Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

         9.8 Transfer between Employing Companies. A transfer by a Participant from one Employing Company to another Employing Company shall not affect his participation in the Plan. A transfer by a Participant from an Employing Company to an Affiliated Employer that is not an Employing Company shall not be deemed to be a termination of employment with an Employing Company.

         9.9 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's termination of service, or his attainment of age fifty (50), if earlier, and shall not commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under this Article IX.

         9.10 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article IX, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         9.11 Consent and Notice Requirements. If the value of the vested portion of a Participant's Account derived from Employing Company contributions exceeds $3,500 determined in accordance with the requirements of Code Section 411(a)(11), the Participant must consent to any distribution of such vested account balance prior to his Normal Retirement Date. The consent of the Participant shall be obtained within the ninety-day period ending on the first day of the first period for which an amount is payable as an annuity or in any other form under this Plan.

         The Committee shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code; such notification shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         Distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

                  a) the Committee informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

                  b) the Participant, after receiving the notice, affirmatively elects a distribution.

         9.12 Form of Payment. All distributions under this Article IX shall be made in the form of cash.

                                    ARTICLE X

                           ADMINISTRATION OF THE PLAN


         10.1 Membership of Committee. The Plan shall be administered by the Committee, which shall consist of the individuals then serving in the positions of Director, System Compensation and Benefits of The Southern Company; Vice-President, Human Resources of The Southern Company; and Comptroller of The Southern Company or any other position or positions that succeed to the duties of the foregoing positions. The Committee shall be chaired by the Vice-President, Human Resources of The Southern Company and may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties.

         10.2 Acceptance and Resignation. Any person appointed to be a member of the Committee shall signify his acceptance in writing to the Chairman of the Committee. Any member of the Committee may resign by delivering his written resignation to the Committee and such resignation shall become effective upon delivery or upon any later date specified therein.

         10.3 Transaction of Business. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

         10.4 Responsibilities in General. The Committee shall administer the Plan and shall have the discretionary authority, power, and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan and to control and manage the operation and administration of the Plan. The Committee shall have the discretion to interpret the Plan, including any ambiguities herein, and to determine the eligibility for benefits under the Plan in its sole discretion. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding on all persons, except as otherwise provided herein or by law, and may be relied upon by the Company, all Employing Companies, the Trustee, the Participants, and their Beneficiaries. Any discretionary actions to be taken under the Plan by the Committee with respect to Employees and Participants or with respect to benefits shall be uniform in their nature and applicable to all persons similarly situated.

         10.5 Committee as Named Fiduciary. For the purpose of compliance with the provisions of ERISA, the Committee shall be deemed the administrator of the Plan as the term "administrator" is defined in ERISA, and the Committee shall be, with respect to the Plan, a "named fiduciary" as that term is defined in ERISA. For the purpose of carrying out its duties, the Committee may, in its discretion, allocate its responsibilities under the Plan among its members and may, in its discretion, designate persons (in writing or otherwise) other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may see fit.

         10.6 Rules for Plan Administration. The Committee may make and enforce rules and regulations for the administration of the Plan consistent with the provisions thereof and may prescribe the use of such forms or procedures as it shall deem appropriate for the administration of the Plan.

         10.7 Employment of Agents. The Committee may employ "independent qualified public accountants," as such term is defined in ERISA, who may be accountants to The Southern Company and any Affiliated Employer, legal counsel who may be counsel to The Southern Company and any Affiliated Employer, other specialists, and other persons as the Committee deems necessary or desirable in connection with the administration of the Plan. The Committee and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Company and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any independent qualified public accountant, counsel, or other specialist, or other person selected by the Committee, or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee.

         10.8 Co-Fiduciaries. It is intended that to the maximum extent permitted by ERISA, each person who is a "fiduciary," as that term is defined in ERISA, with respect to the Plan shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust, as shall each person designated by any fiduciary to carry out any fiduciary responsibilities with respect to the Plan or the Trust. No fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust.

         10.9 General Records. The Committee shall maintain or cause to be maintained an Account which accurately reflects the interest of each Participant, as provided for in Section 7.1, and shall maintain or cause to be maintained all necessary books of account and records with respect to the administration of the Plan. The Committee shall mail or cause to be mailed to Participants reports to be furnished to Participants in accordance with the Plan or as may be required by ERISA. Any notices, reports, or statements to be given, furnished, made, or delivered to a Participant shall be deemed duly given, furnished, made, or delivered when addressed to the Participant and delivered to the Participant in person or mailed by ordinary mail to his address last communicated to the Committee (or its delegate) or of his Employing Company.

         10.10 Liability of the Committee. In administering the Plan, except as may be prohibited by ERISA, neither the Committee nor any person to whom it may delegate any duty or power in connection with administering the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Committee. No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

         10.11 Reimbursement of Expenses and Compensation of Committee. Members of the Committee shall be reimbursed by the Company for expenses they may individually or collectively incur in the performance of their duties. Each member of the Committee who is a full-time employee of the Company or of any Employing Company shall serve without compensation for his services as such member; each other member of the Committee shall receive such compensation, if any, for his services as the Board of Directors may fix from time to time.

         10.12 Expenses of Plan and Trust Fund. The expenses of establishment of the Plan and the Trust Fund, including all fees of the Trustee, auditors, and counsel, shall be paid by the Company or the Employing Companies. Notwithstanding the foregoing, all other expenses related to the administration of the Plan shall be paid from the Trust Fund either directly or through reimbursement of the Company or the Employing Companies. Any expenses directly related to the investments of the Trust Fund, such as stock transfer taxes, brokerage commissions, or other charges incurred in the acquisition or disposition of such investments, shall be paid from the Trust Fund (or from the particular Investment Fund to which such fees or expenses relate) and shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Investment management fees for the Investment Funds shall be paid from the particular Investment Fund to which they relate either directly or through reimbursement of the Company or the Employing Companies unless the Company or the Employing Company do not elect to receive reimbursement for payment of such expenses. Taxes, if any, on any assets held or income received by the Trustee shall be charged appropriately against the Accounts of Participants as the Committee shall determine. Any expenses paid by the Company pursuant to Section 10.11 and this Section shall be subject to reimbursement by other Employing Companies of their proportionate shares of such expenses as determined by the Committee.

         10.13 Responsibility for Funding Policy. The Pension Fund Investment Review Committee of The Southern Company System shall have responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

         10.14 Management of Assets. The Committee shall not have responsibility with respect to the control or management of the assets of the Plan. The Trustee shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement, except to the extent that an investment advisor (who qualifies as an "investment manager" as that term is defined in ERISA) who may be appointed by the Board of Directors (upon recommendation by the Pension Fund Investment Review Committee) shall have responsibility for the management of the assets of the Plan, or some part thereof (including the powers to acquire and dispose of the assets of the Plan, or some part thereof).

         10.15 Notice and Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Committee shall:

                  (a) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary, and

                  (b) afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

         10.16 Bonding. Unless otherwise determined by the Board of Directors or required by law, no member of the Committee shall be required to give any bond or other security in any jurisdiction.

         10.17 Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a party in interest, as that term is defined in ERISA.

         10.18 Change in Administrative Procedures. Notwithstanding any provision in the Plan to the contrary, the Committee shall be authorized to take whatever actions it deems necessary or appropriate in its discretion to implement administrative procedures, including, but not limited to, suspending plan participation (to the extent permitted by applicable law), and suspending changes in investment directions and fund transfers, even though otherwise permitted or required under the Plan.

                                   ARTICLE XI

                               TRUSTEE OF THE PLAN

11
         11.1 Trustee. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. If the Board of Directors so determines, the Company may enter into a Trust Agreement or Trust Agreements with additional trustees. Any Trust Agreement may be amended by the Company from time to time in accordance with its terms. Any Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested, and distributed by the Trustee, and that no part of the corpus or income of the Trust held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except as otherwise provided in the Plan. Any Trust Agreement may also provide that the investment and reinvestment of the Trust Fund, or any part thereof may be carried out in accordance with directions given to the Trustee by any investment manager or investment managers, as that term is defined in ERISA, who may be appointed by the Board of Directors (upon recommendation by the Pension Fund Investment Review Committee). The Board of Directors may remove any Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Board of Directors shall appoint a successor Trustee.

         11.2 Voting of Investment Fund Shares. The Pension Fund Investment Review Committee or its delegate may direct the Trustee with respect to voting the shares in any Investment Fund. To the extent an investment manager has been designated with respect to an Investment Fund, such investment manager (and not the Pension Fund Investment Review Committee) shall direct the Trustee with respect to voting the shares in such Investment Fund. If the investment manager does not direct the Trustee with respect to voting such shares, the Pension Fund Investment Review Committee may direct the Trustee with respect to voting such shares. If the Pension Fund Investment Review Committee does not provide the Trustee or its designated agent with timely voting instructions, the Trustee, if required to do so by applicable law, may vote such shares.

         11.3 Uninvested Amounts. The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan.

         11.4 Independent Accounting. The Board of Directors shall select a firm of independent public accountants to examine and report annually on the financial position and the results of operation of the Trust forming a part of the Plan.

                                   ARTICLE XII

                      AMENDMENT AND TERMINATION OF THE PLAN

12
         12.1 Amendment of the Plan. The Plan may be amended or modified by the Board of Directors pursuant to its written resolutions at any time and from time to time; provided, however, that no such amendment or modification shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan, including such part as is required to pay taxes and administration expenses of the Plan. The Plan may also be amended or modified by the Committee (a) if such amendment or modification does not involve a substantial increase in cost to any Employing Company, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority and to maintain the qualification of the Plan under Sections 401(a) and 501(a) of the Code and the applicable provisions of ERISA.

         No amendment to the Plan shall have the effect of decreasing a Participant's vested interest in his Account, determined without regard to such amendment, as of the later of the date such amendment is adopted or the date it becomes effective. In addition, if the vesting schedule of the Plan is amended, any Participant who has completed at least three (3) Years of Service and whose vested interest is at any time adversely affected by such amendment may elect to have his vested interest determined without regard to such amendment during the election period defined under Section 411(a)(10) of the Code. Finally, no amendment shall eliminate an optional form of benefit in violation of Code
Section 411(d)(6).

         If the vesting schedule of the Plan is amended, in the case of an Eligible Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Eligible Employee's right to his Account will not be less than his percentage computed under the Plan without regard to such amendment.

         12.2 Termination of the Plan. It is the intention of the Employing Companies to continue the Plan indefinitely. However, the Board of Directors pursuant to its written resolutions may at any time and for any reason suspend or terminate the Plan or suspend or discontinue the making of contributions by all Employing Companies. Any Employing Company may, by action of its board of directors and approval of the Board of Directors, suspend or terminate the making of contributions by such Employing Company.

         In the event of termination of the Plan or partial termination or upon complete discontinuance of contributions under the Plan by all Employing Companies or by any one Employing Company, the amount to the credit of the Account of each Participant whose Employing Company shall be affected by such termination, partial termination or discontinuance shall be immediately fully vested and nonforfeitable. Each affected Participant's Account balances shall be determined as of the next Valuation Date and shall be distributed to him or his Beneficiary thereafter at such time or times and in such nondiscriminatory manner as is determined by the Committee.

         12.3 Merger or Consolidation of the Plan. The Plan shall not be merged or consolidated with nor shall any assets or liabilities thereof be transferred to any other plan unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

                                  ARTICLE XIII

                             TOP-HEAVY REQUIREMENTS

         13.1 Top-Heavy Plan Requirements. For any Plan Year the Plan shall be determined to be a top-heavy plan, the Plan shall provide the minimum allocation and vesting requirements of Sections 13.3 and 13.4.

         13.2     Determination of Top-Heavy Status.

                  (a) The Plan shall be determined to be a top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 60% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                  (b) The Plan shall be determined to be a super-top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 90% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                  (c) In the case of a Required Aggregation Group, each plan in the group will be considered a top-heavy plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a top-heavy plan if the Aggregation Group is not a Top-Heavy Group.

                  In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a top-heavy plan even if the Permissive Aggregation Group is a Top-Heavy Group.

                  (d) For purposes of this Article XIII, if any Employee is a non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a top-heavy or super-top-heavy plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for any Employing Company maintaining the Plan at any time during the five-year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income shall be excluded in determining whether this Plan is a top-heavy or super-top-heavy plan.

                  (e) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top-heavy plans.

         13.3     Minimum Allocation for Top-Heavy Plan Years.

                  (a) Notwithstanding anything herein to the contrary, for any top-heavy Plan Year, the Employing Company contribution allocated to the Account of each non-Key Employee shall be an amount not less than the lesser of: (1) 3% of such Participant's compensation for that Plan Year, or (2) a percentage of that Participant's compensation not to exceed the percentage at which contributions are made under the Plan for the Key Employee for whom such percentage is highest for that Plan Year.

                  (b) For purposes of the minimum allocation of Section 13.3(a), the percentage allocated to the Account of any Key Employee shall be equal to the ratio of the Employing Company contributions allocated on behalf of such Key Employee divided by the compensation of such Key Employee for that Plan Year.

                  (c) For any top-heavy Plan Year, the minimum allocations of
         Section 13.3(a) shall be allocated to the Accounts of all non-Key Employees who are Participants and who are employed by the Affiliated Employers on the last day of the Plan Year.

                  (d) Notwithstanding the foregoing, in any Plan Year in which a non-Key Employee is a Participant in both this Plan and a defined benefit plan, and both such plans are top-heavy plans, the Affiliated Employers shall not be required to provide a non-Key Employee with both the full separate minimum defined benefit and the full separate defined contribution plan allocations. Therefore, if a non-Key Employee is participating in a defined benefit plan maintained by the Affiliated Employers and the minimum benefit under Code Section 416(c)(1) is provided the non-Key Employee under such defined benefit plan, the minimum allocation provided for above shall not be applicable, and no minimum allocation shall be made on behalf of the non-Key Employee. Alternatively, the Employing Company may satisfy the minimum allocation requirement of Code Section 416(c)(2) for the non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(M-12).

         13.4 Minimum Vesting. Notwithstanding the provisions of Section 8.1(a) hereof, if a Participant's termination of employment occurs while the Plan is a Top-Heavy Plan, such Participant's vested percentage in his Account shall not be less than the percentage determined in accordance with the following schedule:

  Completed                 Nonforfeitable           Forfeitable
Years of Service             Percentage              Percentage

Less than 3                      0%                     100%
3 or more                       100%                     0%

         If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, the Committee may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested portion of any Participant's Account, or (b) revert to the vesting schedule set forth in Section 8.1(a) hereof. Any such reversion shall be treated as an amendment to the Plan.

         13.5     Adjustments to Maximum Benefit Limits for Top-Heavy Plans.

                  (a) In the case of an Employee who is a participant in a defined benefit plan and a defined contribution plan maintained by the Affiliated Employers, and such plans as a group are determined to be top heavy for any limitation year beginning after December 31, 1983, "1.0", shall be substituted for "1.25" in each place it appears in the denominators of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, unless the extra minimum benefit is provided pursuant to Section 13.5(b) below. Super-top-heavy plans and plans in a Super-Top-Heavy Group shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

                  (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a super-top-heavy plan), the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall remain unchanged, provided the Account of each non-Key Employee who is a Participant receives an extra allocation (in addition to the minimum allocation in Section 13.3(a)) equal to not less than 1% of such non-Key Employee's compensation.

                  (c) For purposes of this Section 13.5, if the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall exceed 1.0 in any Plan Year for any Participant in this Plan, the Affiliated Employers shall eliminate any amounts in excess of the limits set forth in Section 5.1(b), pursuant to Section 5.3 of the Plan.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

         14.1 Plan Not an Employment Contract. The Plan shall not be deemed to constitute a contract between an Affiliated Employer and any Employee, nor shall anything herein contained be deemed to give any Employee any right to be retained in the employ of an Employing Company or to interfere with the right of an Employing Company to discharge any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         14.2 No Right of Assignment or Alienation. Except as may be otherwise permitted or required by law, no right or interest in the Plan of any Participant or Beneficiary and no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer (except by death), assignment (either at law or in equity), pledge, encumbrance, charge, attachment, garnishment, levy, execution, or other legal or equitable process, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, garnish, levy, or execute or enforce any other legal or equitable process against the same shall be void, nor shall any such right, interest, distribution, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right, interest, distribution, or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any such right, interest, distribution, or payment, voluntarily or involuntarily, or if any action shall be taken which is in violation of the provisions of the immediately preceding sentence, the Committee may hold or apply or cause to be held or applied such right, interest, distribution, or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as is in accordance with applicable law.

         Notwithstanding the above, the Committee and the Trustee shall comply with any domestic relations order (as defined in Section 414(p)(1)(B) of the Code) which is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code. The Committee shall establish procedures for (a) notifying Participants and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         14.3 Payment to Minors and Others. If the Committee determines that any person entitled to a distribution or payment from the Trust Fund is an infant or incompetent or is unable to care for his affairs by reason of physical or mental disability, it may cause all distributions or payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of payments so made. Payments made pursuant to this provision shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         14.4 Source of Benefits. The Trust Fund established under the Plan shall be the sole source of the payments or distributions to be made in accordance with the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         14.5 Unclaimed Benefits. If the Committee is unable, within five (5) years after any distribution becomes payable to a Participant or Beneficiary, to make or direct payment to the person entitled thereto because the identity or whereabouts of such person cannot be ascertained, notwithstanding the mailing of due notice to such person at his last known address as indicated by the records of either the Committee or his Employing Company, then such benefit or distribution will be disposed of as follows:

                  (a) If the whereabouts of the Participant is unknown to the Committee, distribution will be made to the Participant's Beneficiary or Beneficiaries.

                  Payment to such one or more persons shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid.

                  (b) If none of the persons described in (a) above, can be located, then the benefit payable under the Plan shall be forfeited and shall be applied to reduce future Employer Contributions. Notwithstanding the foregoing sentence, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

         14.6 Governing Law. The provisions of the Plan and the Trust shall be construed, administered, and enforced in accordance with the laws of the State of Georgia, except to the extent such laws are preempted by the laws of the United States.


         IN WITNESS WHEREOF, the Company has caused The Southern Company Performance Sharing Plan to be executed this day of _______________, 1997, to be effective as of January 1, 1997.

                                    SOUTHERN COMPANY SERVICES, INC.



                                      By:

                                      Its:


                                     Attest:


                                      By:

                                      Its:

                        APPENDIX A - EMPLOYING COMPANIES


The Employing Companies as of January 1, 1997 are:

                  Alabama Power Company
                  Georgia Power Company
                  Gulf Power Company
                  Mississippi Power Company
                  Savannah Electric and Power Company
                  Southern Communications Services, Inc.
                  Southern Company Services, Inc.
                  Southern Development and Investment Group, Inc.
                  Southern Energy, Inc.
                  Southern Nuclear Operating Company, Inc.